| We shop. You save. 2nd Quarter Fiscal 2022 Earnings Conference Call Presentation February 7, 2022

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income (loss). We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see today’s press release. Disclaimer 2

| We shop. You save. 2nd Quarter Earnings Summary 3 *See reconciliations from GAAP measure, net income (loss), to non-GAAP measure, Adjusted EBITDA on slides 18 and 19 Actual results have significantly underperformed internal expectations year-to-date, primarily driven by: • Greater parity in plan benefits for the 2022 benefit year suppressing close rates relative to prior year • Hiring and onboarding delays related to the tight labor market • CMS marketing review process that created advertising delays early in AEP • Increased falloff in approved policies post-submission • Persistency and lapse rate pressure continue to create earnings volatility During the quarter, these trends manifested as lower than expected approved policies and higher marketing cost per approved policy. Consolidated revenue totaled $195 million. Consolidated Adjusted EBITDA* was $(163) million. Consolidated net loss totaled $137 million, or $(0.84) loss per diluted share. We expect close rate headwinds to persist throughout the remainder of the 2022 fiscal year. Given the current selling environment, we are focused on expense discipline and efficiency in the near term.

| We shop. You save. Tight labor market Increased falloff from offer acceptance to start date Delayed hiring of some flex agents Condensed training and ramping time CMS mandated review of marketing material leading into AEP Process resulted in some advertising delays early in AEP Advertising headwinds masked close rate pressures Greater parity in MA plan design than in prior years More nuanced sales approach required Lower-than- forecasted close rates Elevated falloff from policy submission to approval HIRING DELAYS CMS MARKETING REVIEW PLAN PARITY SUBMITTED–TO– APPROVED FALLOFF Deeper Dive Into AEP 4

| We shop. You save. 2Q Consolidated EBITDA* Bridge $ M ill io ns $150 $(145) $(135) $(60) $(16) $43 $(163) Internal Forecast Cohort Tail Adjustment Senior Close Rate Senior LTV Other Revenue Expense 2Q Actual $(250) $(200) $(150) $(100) $(50) $— $50 $100 $150 $200 5 *See reconciliations from GAAP measure, net income (loss), to non-GAAP measure, Adjusted EBITDA on slides 18 and 19

| We shop. You save. Growth Focused on Cash Flow and Predictability Reduced Operational Risk Rapid MA Membership Growth Significant Operating Leverage Evolving Business Model Reset LTV Expectations Insurance Distribution Coupled with Comprehensive Healthcare Services Business Insurance Distribution 6 Declining Persistency Environment

| We shop. You save. Go Forward Strategic Approach Reset LTV Expectations Reset MA Growth Philosophy Mitigate Operational Risk Factors Grow Healthcare Services Earnings & Cash Flow Visibility 7

| We shop. You save. SelectQuote as a Comprehensive Healthcare Services Platform 1985 2022 & Beyond Medicare and Auto & Home Final Expense • Pharmacy - SelectRx • Home-based Care and Services • Evidence-based Care Enablement • Primary Care • Cognitive Care • Social Care Term Life Distribution 8

| We shop. You save. Population Health Evolution 9

| We shop. You save.| . . Medicare distribution hiring plan SelectRx membership and revenue growth Growth philosophy guided by cash flow and lower volatility Population Health platform evolution Progress Readouts in Coming Quarters 10

| We shop. You save. REVENUE $MM Adj. EBITDA* $MM $358 $195 2Q 2021 2Q 2022 $129 $(163) 2Q 2021 2Q 2022 11 Consolidated Financial Summary *See reconciliations from GAAP measure, net income (loss), to non-GAAP measure, Adjusted EBITDA on slides 18 and 19

| We shop. You save. SelectQuote Senior KPI’s TOTAL POLICIES APPROVED 000s MA LTV 261 318 209 266 10 242 50 MA MS Other 2Q 2021 2Q 2022 12 $1,268 $922 2Q 2021 2Q 2022

| We shop. You save. Incremental Cohort/Tail Adjustment Driven by FY21 Cohorts $ M ill io ns Estimated FY22 Tail Adjustment Impact* Original Estimate FY18 and Earlier FY19 FY20 FY21 Current Forecast $— $25 $50 $75 $100 $125 $150 $175 13 *The figures in this chart are estimates derived from currently available data and are subject to change

| We shop. You save. SelectRx Progress *Represents gross initial customer enrollments. The total number of paying members will be lower than initial customer enrollments. 14 Cumulative Enrollments* May June July Aug Sept Oct Nov Dec Jan — 10,000 20,000 30,000 40,000 50,000 Paying Members May June July Aug Sept Oct Nov Dec Jan — 2,000 4,000 6,000 8,000 10,000 12,000

| We shop. You save. Health Choice VBC & MCO ARIZONA Capitalization Summary • As of December 31, 2021: ◦ Net debt position of $524 million ▪ $193 million of cash and cash equivalents ▪ $717 million of term debt ◦ Accounts receivable, short and long term commissions receivable balances of $1 billion • Access to additional capital: ◦ Increased revolver commitment to $135 million, currently zero drawn on revolver ◦ $100 million undrawn on delayed draw term facility 15

| We shop. You save. SelectQuote – FY2022 Consolidated Guidance ($'s in millions) Range Revenue $810 - $850 Net Loss $(255) - $(236) Adjusted EBITDA* $(260) - $(235) 16 *See reconciliations from GAAP measure, net income (loss), to non-GAAP measure, Adjusted EBITDA on slides 18 and 19

| We shop. You save. Supplemental Information 17

| We shop. You save. Net Income (Loss) to Adjusted EBITDA Reconciliation 2Q FY 2022 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 157,967 $ 32,780 $ 6,135 $ (1,901) $ 194,981 Operating expenses (306,602) (30,930) (4,700) (15,979) (358,211) Other expenses, net — — — (51) (51) Adjusted EBITDA (148,635) 1,850 1,435 (17,931) (163,281) Share-based compensation expense (1,894) Non-recurring expenses (1,602) Depreciation and amortization (6,175) Loss on disposal of property, equipment, and software (5) Interest expense, net (10,587) Income tax benefit 46,536 Net loss $ (137,008) 18 2Q FY 2021 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 315,510 $ 35,666 $ 7,241 $ (852) $ 357,565 Operating expenses (180,955) (29,961) (5,091) (12,746) (228,753) Other expenses, net — — — (21) (21) Adjusted EBITDA 134,555 5,705 2,150 (13,619) 128,791 Share-based compensation expense (1,336) Non-recurring expenses (362) Fair value adjustments to contingent earnout obligations (395) Depreciation and amortization (3,590) Loss on disposal of property, equipment, and software (79) Interest expense, net (6,782) Income tax expense (26,391) Net income $ 89,856

| We shop. You save. FY22 Guidance Net Loss to Adjusted EBITDA Reconciliation 19 (in thousands) Range Net Loss $ (255,000) $ (236,000) Income tax benefit (86,000) (80,000) Interest expense, net 43,000 43,000 Depreciation and amortization 22,000 22,000 Share-based compensation expense 11,000 11,000 Non-recurring expenses 5,000 5,000 Adjusted EBITDA $ (260,000) $ (235,000)

| We shop. You save. 20 SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (913) 599-9225 Investor Relations investorrelations@selectquote.com